UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 19, 2021

PARKE BANCORP, INC.

(Exact name of registrant as specified in its charter)

New Jersey	0-51338	65-1241959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Delsea Drive, Washington Township, New Jersey	08080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (856) 256-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, Par Value $0.10 per share	PKBK	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

PARKE BANCORP, INC.

INFORMATION TO BE INCLUDED IN REPORT

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 19, 2021, the Board of Directors of Parke Bancorp, Inc. (the “Company”) appointed John S. Kaufman, age 38, to Senior Vice President and Chief Financial Officer of the Company. On that same date, John F. Hawkins retired as Executive Vice President and Chief Financial Officer of the Company.

Mr. Kaufman joined the Company in July 2020 as Senior Vice President and Treasurer. Prior to joining the Company, Mr. Kaufman served as First Vice President and Chief Financial Officer of MSB Financial Corp. (“MSB Financial”) and Millington Bank, from 2015 to July 2020. Prior to his service with MSB Financial, Mr. Kaufman served as Controller of American Heritage Federal Credit Union from July 2013 to September 2015. He has also worked for GCF Bank from June 2012 to July 2013 and, prior to that, Wilmington Savings Fund Society. Mr. Kaufman has been in the financial industry for over 19 years, primarily with savings banks.

The Company has previously implemented a Management Change in Control Severance Agreement (the “Agreement”) with Mr. Kaufman, effective December 15, 2020. The Agreement provides for severance benefits associated with termination of employment following a change in control equal to one and one-half times the most recent three-year average salary and cash incentive and bonus payments, not to exceed the tax-deductible amounts under Section 280G of the Code. In addition, such individuals are eligible to receive reimbursement for premium contributions for their medical, dental and life insurance premiums for 18 months. Such agreement also provides that Mr. Kaufman would be subject to non-compete and non-solicitation restrictions for a period of one year following his termination of employment following a change in control.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKE BANCORP, INC.

Date:January 20, 2021	By:	/s/ Vito S. Pantilione
Vito S. Pantilione President and Chief Executive Officer (Duly Authorized Representative)